Exhibit 10.49

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS
MARKED WITH [**********] AND HAS BEEN FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 1
To the
LICENSE AGREEMENT

This Amendment is effective as of March 17, 2010 and amends the License Agreement dated as of July 5, 2007 (the “Agreement”), by and between Wyeth Holdings Corporation, having a place of business at Five Giralda Farms, Madison, New Jersey 07940 (“Wyeth”), and Novavax, Inc., having its principal place of business at 9920 Belward Campus Drive, Rockville, Maryland 20850 (“Novavax”).

Novavax and Wyeth desire to amend the Agreement as set forth below in connection with the initiation in October 2009 by Novavax of a clinical study of its virus-like particle H1N1 influenza vaccine in Mexico in collaboration with Avimex Laboratories and GE Healthcare (the Product used in such study is referred to as the “H1N1 Product”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Each of Wyeth and Novavax hereby agrees as follows:

1.
The H1N1 Product is a Product for Pandemic Flu for purposes of the Agreement.  Notwithstanding the provisions of Section 3.1.4 of the Agreement to the contrary but subject to paragraphs 2 and 3 below, no milestone payment shall be due for receipt of [**********] of the H1N1 Product in Mexico for H1N1 influenza, and the milestone payment due within thirty (30) days after [**********] of the H1N1 Product in Mexico for H1N1 influenza shall be [**********].

2.
In the event that the H1N1 Product receives [**********] for H1N1 influenza in Mexico (the “Mexico Trigger Event”), in addition to the royalties payable pursuant to Section 3.1.6 of the Agreement, Novavax shall pay or cause to be paid to Wyeth, pursuant to Section 3.4 of the Agreement, a separate royalty equal to [**********] of all [**********] of the H1N1 Product in Mexico for H1N1 influenza by Novavax or any of its Affiliates or permitted sublicensees (such additional, separate royalty payments are referred to as the “Additional Royalties”) until such time as Novavax and its Affiliates and permitted sublicensees have paid to Wyeth Additional Royalties in the aggregate amount of [**********], subject to paragraph 3 below.

3.
In the event that the H1N1 Product receives [**********] for H1N1 influenza in any jurisdiction other than Mexico at any time after the Mexico Trigger Event when Novavax has paid to Wyeth Additional Royalties pursuant to paragraph 2 above in an aggregate amount less than [**********], Novavax shall, within thirty (30) days after such [**********], pay to Wyeth an amount (the “H1N1 [**********] Makeup Amount”) equal to (a) [**********] minus (b) the aggregate amount of Additional Royalties paid to Wyeth pursuant to paragraph 2 above through the date of such [**********].  Upon payment of the H1N1 [**********] Makeup Amount, Novavax and its Affiliates and permitted sublicenses shall have no further obligation to pay any Additional Royalties to Wyeth.

4.
Nothing herein shall affect the obligations of Novavax, its Affiliates and its permitted sublicensees to make any payments to Wyeth under Section 3.1.3 or 3.1.4 of the Agreement for any Product other than the H1N1 Product or for any indication for the H1N1 Product other than H1N1 influenza.

5.	In all other respects the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment No. 1 to the Agreement.

NOVAVAX, INC.		WYETH HOLDINGS
CORPORATION

By:	/s/ Rahul Singhvi	By:	/s/ Arthur J. Cohn

Name: Rahul Singhvi, Sc.D.		Name: Arthur J. Cohn

Title: President and CEO		Title: Vice President